UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 11, 2007
T. Rowe Price Group, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Pratt Street, Baltimore, Maryland 21202

(Address of principal executive offices, including ZIP Code)
Registrant’s telephone number, including area code (410) 345-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events
Item 8.01. Other Events.
We submit herewith a series of XBRL-formatted documents as Exhibit 100. These documents present information from our complete set of consolidated financial statements (our consolidated balance sheets at December 31, 2005 and 2006, and our related consolidated statements of income, cash flows and stockholders’ equity for each of the three years in the period ended December 31, 2006) that we previously filed in Item 8 of our Form 10-K Annual Report for the year ended December 31, 2006 (Accession No. 0000950133-07-000416). The financial information in the XBRL-formatted documents is unaudited. These XBRL-formatted documents have been prepared pursuant to Rule 401 of Regulation S-T and are presented in electronic format using XBRL (eXtensible Business Reporting Language). We have not included any information from the notes to our consolidated financial statements. The purpose of submitting these documents is to test the related XBRL format and technology and, as a result, investors and others should continue to rely on the official filed version of our audited financial statements contained in our Form 10-K filing and should not rely on the XBRL-formatted documents in making investment decisions.
Pursuant to Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed filed for purposes of Section 11 of the Securities Act of 1933 or Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of these sections, and are not part of any registration statement to which they may relate. They are not deemed incorporated by reference into any registration statement or filing with the Securities and Exchange Commission and are deemed filed only for purposes of Item 103 of Regulation S-T.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following series of XBRL-formatted documents, are collectively included herewith as Exhibit 100. They include the XBRL-formatted information extracted from T. Rowe Price Group’s consolidated balance sheets at December 31, 2005 and 2006, and the related consolidated statements of income, cash flows and stockholders’ equity for each of the three years in the period ended December 31, 2006.

100.INS	XBRL Instance Document (File name: trow-20061231.xml)

100.SCH	XBRL Taxonomy Extension Schema Document (File name: trow-20061231.xsd)

100.SCH.1	XBRL Taxonomy Extension Schema Document Supplement (File name: trow-ssu_xbrl.xsd)

100.PRE	XBRL Taxonomy Presentation Linkbase Document (File name: trow-20061231_pre.xml)

100.LAB	XBRL Taxonomy Label Linkbase Document (File name: trow-20061231_lab.xml)

100.CAL	XBRL Taxonomy Calculation Linkbase Document (File name: trow-20061231_cal.xml)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T. Rowe Price Group, Inc.
/s/ Kenneth V. Moreland
Kenneth V. Moreland
Vice President and Chief Financial Officer
Date September 11, 2007